SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential,  for Use of the  Commission  Only  (as  permitted  by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                HSB Group, Inc.
                (Name of Registrant as Specified In Its Charter)


     -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1) Title of each class of securities to which transaction applies:

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     2)  Aggregate   number  of   securities  to  which   transaction   applies:

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     3) Per unit  price  or  other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     --------------------------------------------

     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed

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

---------
LOGO
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                                 HSB GROUP, INC.

                            NOTICE OF ANNUAL MEETING

March 5, 1999

To the Shareholders:

        Notice is hereby given that the Annual Meeting of Shareholders of HSB Group, Inc. will be held on Tuesday, April 20, 1999, at 2:00 P.M., at the office of the Company, One State Street, Hartford, Connecticut, for the following purposes:

          1.   To elect four directors for three-year terms;

          2. To consider and act upon a proposal to approve the amended 1995 Stock Option Plan;

          3.   To appoint  independent  public accountants for the ensuing year;
               and

          4.   To transact any other business proper to come before the meeting.

        A Proxy Statement to assist you in the consideration of the foregoing matters is attached.

        The Board of Directors has fixed February 16, 1999, at the close of business, as the record date and time for the determination of the shareholders entitled to notice of and to vote at said Annual Meeting and any adjournment thereof.

        It is hoped that you will be able to attend this meeting. If you cannot, please vote your shares by following the instructions on the enclosed proxy card.

                                            By order of the Board of Directors.
                                            /s/ R. K. Price
                                            R. K. PRICE
                                            Corporate Secretary

HSB Group, Inc.
One State Street
P.O. Box 5024
Hartford, Connecticut  06102-5024

                                 PROXY STATEMENT

                                     GENERAL

        The enclosed proxy is solicited by the Board of Directors of HSB Group, Inc. for use at the Annual Meeting of Shareholders to be held April 20, 1999, and at any and all adjournments thereof. The Company is a Connecticut corporation and its principal office is located at One State Street, P.O. Box 5024, Hartford, Connecticut 06102-5024, (860) 722-1866.

        You are urged to read this Proxy Statement and to fill in, date, sign and return the enclosed form of proxy as promptly as possible in the envelope provided or vote your shares by telephone or the Internet by following the instructions for telephonic or Internet voting on your proxy card. The giving of a proxy does not affect your right to vote should you attend the meeting and the proxy may be revoked at any time before it is voted. Properly executed proxies that have not been revoked will be voted as specified.

        Arrangements will be made with brokers, nominees and fiduciaries to distribute proxy material to their principals, and their postage and clerical expenses in so doing will be paid by the Company. The entire cost of soliciting proxies on behalf of management will be borne by the Company. Directors, officers and regular employees of the Company may solicit proxies personally if proxies are not received promptly. The Company has retained Corporate Investor Communications, Inc. ("CIC") to aid in the solicitation of proxies. CIC's fee is not expected to exceed $4,000 in addition to out-of-pocket expenditures.

        Only holders of Company common stock of record at the close of business on February 16, 1999 are entitled to notice of, and to vote at, the meeting. Each shareholder of record on said date is being mailed the Annual Report of the Company for the fiscal year ended December 31, 1998 with the Notice, Proxy Statement and Proxy card on or about March 5, 1999. On February 16, 1999, there were 28,948,775 outstanding shares of Company common stock, each entitled to one vote.

        Abstentions and broker non-votes are included in the total number of shares represented for matters to be voted upon at the meeting for quorum purposes. Abstentions and broker non-votes will not be counted as either FOR or AGAINST a nominee or matter and will have no effect upon the voting results for any of the proposals.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

        The Company's Articles of Incorporation provide that the number of directors will be determined from time to time by a resolution of a majority of the Board of Directors. The directors are divided into three classes consisting, as nearly as possible, of one third of the total number of directors constituting the entire Board. Each class is elected for a three-year term at successive annual meetings. At the Annual Meeting, the number of directorships will be ten.

        Four directors are to be elected for terms of three years and until their successors are elected and qualified. Unless otherwise instructed, the shares represented by the enclosed proxy will be voted for Joel B. Alvord, Richard G. Dooley, Gordon W. Kreh and Lois D. Rice. In the event any nominee is unable to serve as a director on the date of the Annual Meeting, the proxies may be voted for a substitute nominee recommended by the Board of Directors. A plurality of the votes cast by the shares entitled to vote is required for the election of each director.

        The nominees for election to the Board of Directors were elected to their present terms at the 1996 Annual Meeting.

        Stated below are the names and ages of the nominees and directors continuing in office, the principal occupation of each during at least the last five years, the date on which each individual was first elected as a director of the Company, and other directorships and business and civic affiliations of such persons. The information set forth on the following pages with respect to each nominee's and director's principal occupation, other directorships and affiliations and beneficial ownership of Company common stock has been furnished by the nominee or director.

        On June 24, 1997, all of the outstanding shares of common stock of The Hartford Steam Boiler Inspection and Insurance Company were exchanged for shares of common stock of the Company; therefore, references to the Company herein with dates prior to June 24, 1997 are references to The Hartford Steam Boiler Inspection and Insurance Company.

                 NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

For Three-Year Term Expiring in 2002

               Joel B. Alvord

               Mr.  Alvord,  60, has been  President  and  Managing  Director of
               Shawmut  Capital  Management,  Inc.  since 1996.  Mr. Alvord also serves as Chairman of the  Executive  Committee and a Director of
               Fleet  Financial  Group.  He became  Chairman and Chief Executive
  -------      Officer of Shawmut  National  Corporation in 1988 and was elected
   PHOTO       to Chairman of Fleet  Financial  Group in November 1995 following
  -------      the merger of Shawmut  National  Corporation with Fleet Financial
               Group, a position he held until 1997. Mr. Alvord is a director of CUNO Incorporated, the American Skiing Company, the Harvard
               Eating Disorders Center and the American Repertory Theater, a trustee of The Wang Center for the Performing Arts, Boston, and an overseer of the Museum of Fine Arts, Boston and The Boston
               Symphony Orchestra.

               Mr. Alvord has served as a director of the Company since December 1971.

               Richard G. Dooley

               Mr.  Dooley,  69, has  served as a  consultant  to  Massachusetts
               Mutual Life  Insurance  Company  since 1993.  Mr.  Dooley  joined
               Massachusetts Mutual in 1955 and served in a variety of positions
   -------     before being named Executive Vice President and Chief  Investment
    PHOTO Officer in 1978, a position he held until his retirement in 1993. ------- Mr. Dooley is a director of Advest Group, Inc., Jefferies Group,
               Inc., Kimco Realty Corp., Investment Technology Group, Inc. and certain Massachusetts Mutual-sponsored investment companies. He is a trustee of Saint Anselm College.

               Mr.  Dooley  has served as a director  of the  Company  since May
               1984.


               Gordon W. Kreh

               Mr. Kreh, 51, is Chairman, President, Chief Executive Officer and
               a director of the Company.  He joined The Boiler  Inspection  and
               Insurance  Company of Canada,  a subsidiary  of the  Company,  in
               1971,  before  moving to the  Company's  home office in 1975.  He became an officer of the  Company  in 1980 and was  elected  Vice
-------        President in 1984. In 1988, he was named Senior Vice President of
 PHOTO         Engineering  Insurance  Group,  an affiliate of the Company,  and
-------        became its President in 1989. He became Senior Vice  President of the Company in 1992,  President in 1993, Chief Executive  Officer
               in 1994 and was elected  Chairman of the Board in 1998.  Mr. Kreh is a board member of the American  Insurance  Association,  and a director of The Hartford  Steam Boiler  Inspection  and Insurance
               Company,  The Boiler  Inspection and Insurance  Company of Canada
               and HSB Engineering Insurance Limited, affiliates of the Company.
               He  is  also  a  director  of  Orion  Capital  Corporation,   HSB
               Industrial Risk Insurers and president of the board of directors of the Greater Hartford Arts Council and a trustee of the Wadsworth Atheneum.

               Mr. Kreh has served as a director of the Company since September 1993.


               Lois D. Rice

               Mrs. Rice, 66, is a Guest Scholar,  Program in Economic  Studies,
               at the  Brookings  Institution,  a  position  she has held  since
               October  1991.  From 1981 until  1991,  she served as Senior Vice
               President,  Government  Affairs  and a director  of Control  Data
               Corporation.  Mrs. Rice is a director of  McGraw-Hill  Companies,
-------        International  Multifoods,  Fleet  Financial Group and UNUM Corp.
 PHOTO         She is a trustee  of the Center  for Naval  Analysis,  the Public
-------        Agenda  Foundation,  Reading is Fundamental and a life trustee of the Urban Institute. She is also co-chair of the Board of Management Leadership for Tomorrow. Mrs. Rice also serves as a member of the President's Foreign Intelligence Advisory Board.

               Mrs.  Rice has served as a director  of the  Company  since April
               1990.

             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

Term Expiring in 2000


               William B. Ellis

               Mr. Ellis, 58, is Senior Fellow at the Yale University  School of
               Forestry and Environmental  Studies, a position he has held since
               September  1995.  In August 1995, he retired from his position as
               Chairman of the Board of Northeast  Utilities  and its  principal
-------        subsidiaries,  as well as from  Connecticut  Yankee  Atomic Power
 PHOTO         Company,  after  serving  as  Chief  Executive  Officer  of those
-------        companies  from 1983 to 1993.  Mr.  Ellis is a director of Advest
               Group, Inc., Catalytica Combustion Systems,  Inc.,  Massachusetts
               Mutual Life Insurance Company and The Greater Hartford Chamber of
               Commerce.  He is also a member  of the  Board of The  Smithsonian
               Museum  of  Natural  History,  a member  of the  Board of the Pew
               Center on Global Climate Change, and a member of the Conservation
               Science Advisory Board of The Nature Conservancy.

               Mr.  Ellis has served as a director  of the  Company  since April
               1991.


               E. James Ferland

               Mr.  Ferland,  56, is  Chairman,  President  and Chief  Executive
               Officer  of Public  Service  Enterprise  Group  Incorporated  and
               Chairman and Chief Executive Officer of its principal subsidiary,
-------        Public Service  Electric and Gas Company,  a position he has held
 PHOTO         since  1986.   Mr.  Ferland  is  a  director  of  Foster  Wheeler
-------        Corporation, the New Jersey Performing Arts Center and the United
               Way of Tri-State.

               Mr. Ferland has served as a director of the Company since November 1986.


               Henrietta Holsman Fore

               Ms.  Fore,  50,  has  served  since  1993 as  Chairman  and Chief
               Executive  Officer of the Holsman  Companies,  a  management  and
               investment   company   with   manufacturing,   real   estate  and
               international  businesses.  She is  also  President  of  Stockton
-------        Products,  which  manufactures  and  distributes  steel  and wire
 PHOTO         products  for the U.S.  and  European  construction  industry,  a
-------        position  she has held since 1993.  Ms. Fore is a director of The
               Dexter  Corporation  and National  Public Radio  Foundation and a
               board  member  of  The  Institute  of  the   Americas,   The  CEO
               Roundtable, Pan American Development Foundation,  Organization of
               American  States,  and  the  Committee  of  200.  She  is  Senior
               Associate at the Center for Strategic and  International  Studies
               (CSIS) and Mentor and Moderator at the Aspen Institute. She is also on the Advisory Board of the College of Arts and Science, University of Nevada, and Vice Chair, International Advisory
               Board,  University of San Diego Graduate School of  International
               Relations and Pacific Studies.

               Ms. Fore has served as a director of the Company since July 1998.

Term Expiring in 2001


               Richard H. Booth

               Mr. Booth,  51, is Executive  Vice President of Phoenix Home Life
               Mutual Insurance Company, a position he has held since October of
               1994.  Prior to joining  Phoenix,  Mr. Booth served as President,
               Chief   Operating   Officer  and  a  director  of  The  Travelers
               Corporation from 1991 to 1994. Mr. Booth is a director of Phoenix
-------        Home Life, Phoenix Investment Partners, Ltd., Aberdeen Trust PLC,
 PHOTO         MECH Financial, Inc., and CuraGen Corporation.  He is a member of
-------        the Board of Trustees and Treasurer of the Wadsworth Atheneum. He
               is also a member of the Corporate  Associates  Advisory  Board of
               The Nature  Conservancy,  the Board of Fellows of Trinity College
               and a board member of the World Affairs Council. Mr. Booth serves on the Board of Trustees of the Old State House and on the Barney
               School's Board of Visitors, is Vice Chair of the Greater Hartford
               Arts Council, and a member of the Community Advisory Board of the
               Claude  Pepper  Older   American   Independence   Center  of  the
               University of Connecticut Health Center.

               Mr.  Booth has served as a  director  of the  Company  since July
               1996.


               Colin G. Campbell

               Mr.  Campbell,  63, is President of Rockefeller  Brothers Fund, a
               position  he has held since 1988.  Mr.  Campbell is a director of
-------        Pitney Bowes, SYSCO Corporation,  Rockefeller  Financial Services
 PHOTO         and  HSB  Engineering  Insurance  Limited,  an  affiliate  of the
-------        Company. He is Chairman of the Colonial Williamsburg  Foundation,
               Public Broadcasting Services and Winrock International Institute for Agricultural Development.

               Mr. Campbell has served as a director of the Company since September 1983.


               Simon W. Leathes

               Mr.  Leathes,  51,  served as Chief  Executive  Officer and Group
               Finance  Director of Hambros PLC in the United  Kingdom from 1997
-------        through July 1998.  He was appointed  Group  Finance  Director of
 PHOTO         Hambros in 1996.  Prior to joining Hambros PLC in 1996, he served
-------        as Chief  Financial  Officer of Caspian  Securities  Ltd.  in the
               United  Kingdom from 1995 to 1996.  From 1980 through  1995,  Mr.
               Leathes was with S.G. Warburg Group PLC in the United Kingdom, most recently serving as Chief Financial Officer/Group Finance
               Director  from 1992 to 1995.  Mr.  Leathes is a  director  of HSB
               Engineering Insurance Limited, an affiliate of the Company.

               Mr. Leathes has served as a director of the Company since February 1997.


Meetings and Remuneration of the Directors

        During 1998, the Board of Directors held seven meetings and eighteen committee meetings. Each director attended at least 75% of the meetings of the Board and committees on which he or she served combined.

        The Governance Committee of the Board of Directors has adopted a formal policy for the compensation of directors in order to further link director compensation with the long-term interests of shareholders. According to the policy, director compensation should: a) enable the Company to attract and retain the talent needed to fulfill the responsibilities of the Board of Directors in a superior and independent fashion; b) align the interests of the directors with the long-term interests of shareholders through stock ownership;
c) compensate directors for their time, efforts and capacity to assist the Company in the achievement of its long-term goals; and d) be validated in its efficacy through review by an independent compensation consultant.

               The annual retainer for each non-employee director of the Company is $17,500. Each non-employee director is paid a fee of $1,200 for attendance at a Board or a committee meeting and an additional $350 for each committee meeting chaired. Directors who are employees of the Company or do not receive compensation for service on the Board or its committees and are not eligible to participate in the plans described below for non-employee directors. Non-employee directors are not eligible to participate in any of the plans discussed in the Human Resources Committee Report on Executive Compensation. Directors may be reimbursed for reasonable travel expenses incurred in attending Board and committee meetings.

        Each non-employee director received an award of 825 "deferred shares" under the Directors Stock and Deferred Compensation Plan (the "Directors Plan") for the 1998 plan year, prorated for partial year's service, if applicable. A deferred share is defined in the plan as the right to receive the fair market value of a share of Company common stock.

        Under the Directors Plan, a director may elect to defer payment of all or a portion of his or her cash compensation (annual retainer and meeting fees) to a future date specified by the director. A participating director may elect to have amounts held in his or her deferred account (i) credited annually with interest (accrued at a fixed rate of 8.5% on the average daily balance held in such accounts for the preceding plan year); or (ii) converted into deferred shares equal to the amount of deferred cash compensation divided by the fair market value of Company common stock on the date such compensation would otherwise have been paid.

         Deferred share and cash account balances held under the Directors Plan are paid out in the form of shares of Company common stock, and cash, respectively, and may be paid out either in a lump sum or in installments, at the director's election, upon the director's termination of board service. Dividend equivalents, in an amount equal to the amount of dividends that would have been payable had each deferred share credited to a director constituted a share of Company common stock, are payable in cash or converted into additional deferred shares following the end of the plan year.

        The Board of Directors has established a Charitable Endowment Program for members of the Board of Directors who have at least one year of service as a director. A portion of the program is currently funded by life insurance. The Company intends to make tax deductible charitable contributions of $1 million to charities recommended by each director, paid out over a period of ten years following the death of the director. Directors derive no financial benefit from the program since any insurance proceeds and charitable deductions accrue solely to the Company.

        The Company's Board of Directors annually appoints certain directors to serve on standing committees of the Board of Directors, which currently include the Audit, Human Resources, Governance, Finance and Executive Committees.

     The Audit Committee's primary responsibility is to review and report to the Board on the Company's accounting policies, the adequacy of its financial and internal auditing controls, and the reliability of financial information reported to the public. The Committee has the authority to approve the scope of the annual audit and to authorize the release of annual financial statements. The Audit Committee held four meetings during 1998. Mr. Ferland (Chairman), Mr. Booth, Mr. Leathes and Ms. Fore, none of whom is an employee of the Company or a subsidiary, presently serve on the Audit Committee.

        The Human Resources Committee reviews remuneration for the Company's executives as described in the Human Resources Committee Report on Executive Compensation located on page 9. The Committee reviews the Company's benefit plans and policies and practices with respect to employee relations. The Committee acts as Plan Administrator for the 1985 Stock Option Plan, the 1995 Stock Option Plan, the Directors Stock and Deferred Compensation Plan, and the Long-Term and Short-Term Incentive Plans. The Human Resources Committee held five meetings during 1998. Mr. Ellis (Chairman), Mr. Campbell, Ms. Fore and Mrs. Rice, none of whom is an employee of the Company or a subsidiary, presently serve on the Human Resources Committee.

     The Governance Committee reviews the organization and performance of the Board of Directors and reviews and recommends director compensation. The Committee also reviews the Company's policies and practices with respect to community relations and recruits and nominates candidates for Board membership in conjunction with the Chief Executive Officer. In accordance with the Company's Bylaws, any nomination by a shareholder must have been made by proper written notice given to the Corporate Secretary not later than February 20, 1999 in order to be considered for the 1999 Annual Meeting. The Governance Committee held four meetings during 1998. Mr. Campbell (Chairman), Mr. Alvord, Mr. Dooley, Mr. Ellis, Mr. Kreh and Mrs. Rice presently serve on the Governance Committee.

     Other committees of the Board of Directors are the Finance Committee and the Executive Committee. The Finance Committee reviews the investment plan of the Company, investor relation activities, and other matters involving the Company's financial resources. Mr. Dooley (Chairman), Mr. Alvord, Mr. Booth, Mr. Ferland, Mr. Kreh and Mr. Leathes presently serve on the Finance Committee, which held six meetings in 1998. The Executive Committee acts on behalf of the Board of Directors in the interim between meetings of the Board when prompt, formal action is necessary. Mr. Kreh (Chairman), Mr. Alvord, Mr. Campbell, Mr. Dooley, Mr. Ellis and Mr. Ferland presently serve on the Executive Committee, which did not meet in 1998.





                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

        The Company is unaware of any shareholder who on February 16, 1999 was the beneficial owner of 5 percent or more of Company common stock outstanding except as noted in the following table.


                                               AMOUNT AND NATURE
TITLE OF           NAME AND ADDRESS             OF BENEFICIAL         PERCENT OF
CLASS             OF BENEFICIAL OWNER             OWNERSHIP             CLASS
--------------------------------------------------------------------------------

Common            Employers Reinsurance              (1)                (1)
Stock             Corporation
                  5200 Metcalf
                  Overland Park, Kansas

Common            Trimark Financial Corporation     2,066,550(2)       7.14%
Stock             One First Canadian Place
                  Suite 5600
                  P.O. Box 487
                  Toronto, Ontario  Canada

(1) On December 31, 1997, the Company and Employers Reinsurance Corporation ("ERC") entered into a Purchase Agreement pursuant to which a business trust formed by the Company sold $300 million of 7% convertible subordinated capital securities to ERC. The securities are convertible into the common stock of HSB Group, Inc. at $56.67 a share at any time, subject to regulatory approval, or approximately 5,294,118 shares of common stock of the Company, which on a fully diluted basis would constitute 15.5% of the Company's outstanding shares. Pursuant to the Purchase Agreement, ERC has agreed to vote any shares acquired upon conversion with respect to certain matters in accordance with the recommendations of the Company's Board of Directors, or, in the event such agreement is held invalid or in violation of any law, in the same proportion as the Company's other holders of voting securities.

(2)  Information  provided  as  of  2/16/99  by  Trimark  Financial  Corporation
     indicates  that  Trimark   Financial   Corporation   has  sole  voting  and
     dispositive power with respect to these shares.

        The number of shares of Company common stock beneficially owned as of February 16, 1999 by each nominee and director, by each executive officer named in the Summary Compensation Table, which in each case, other than Mr. Kreh, represents less than 1% of the Company common stock outstanding as of such date, and by all current directors and executive officers as a group, is shown in the table below. Assuming the exercise of all currently exercisable options, Mr. Kreh would beneficially own 2.16% of Company common stock as of February 16, 1999. For non-employee members of the Board of Directors participating in the Directors Stock and Deferred Compensation Plan, the number of shares shown as held directly also includes the number of deferred shares credited to their accounts. The Directors Plan is explained in detail on page 6. Individuals are fully at risk as to the value of deferred shares held in their deferred accounts, which will be converted to an equal number of shares of Company common stock upon each director's termination of board service.

        Unless otherwise indicated, each officer, nominee and director has sole voting and investment power (or shares such powers with a family member) with respect to Company common stock shown as held directly (other than deferred shares, which cannot be voted). All shares shown as held indirectly reflect sole voting and investment power exercised by the individual specified unless otherwise indicated.





Beneficial Owner     Directly Held(1)    Indirectly Held      Total

Joel B. Alvord          9,664                                 9,664
Saul L. Basch         159,014(2)                            159,014
Richard H. Booth        3,725                 500(3)          4,225
Colin G. Campbell       6,384               2,151(4)          8,535
Richard G. Dooley      22,178                                22,178
Michael L. Downs      284,833(5)                            284,833
William B. Ellis        7,693                                 7,693
E. James Ferland        8,215               3,000(3)         11,215
Henrietta H. Fore       2,586                                 2,586
John J. Kelley        295,860(6)                            295,860
Gordon W. Kreh        533,788(7)           135,225(8)       669,013
Simon W. Leathes        2,547                                 2,547
Lois D. Rice            8,453                  300(9)         8,753
Robert C. Walker      191,262(10)                           191,262


All Current Directors and Executive Officers as a Group (eighteen in number): 2,209,703 (11)

(1)Includes deferred shares held in the Directors Stock and Deferred Compensation Plan for the following non-employee directors: Mr. Alvord, 7,166; Mr. Booth, 1,650; Mr. Campbell, 5,256; Mr. Dooley, 11,992; Mr.
     Ellis, 6,193; Mr. Ferland, 6,715; Ms. Fore, 586; Mr. Leathes, 1,572; and Mrs. Rice, 7,325.

(2) Includes 142,500 shares subject to options to purchase shares of Company common stock that are exercisable on or before April 16, 1999.

(3)  Shares held by spouse.

(4) 600 shares held in trusts for benefit of children over which Mr. Campbell exercises shared voting and investment power. 1,551 held by spouse.

(5) Includes 240,000 shares subject to options to purchase shares of Company common stock that are exercisable on or before April 16, 1999.

(6) Includes 268,800 shares subject to options to purchase shares of Company common stock that are exercisable on or before April 16, 1999.

(7) Includes 500,625 shares subject to options to purchase shares of Company common stock that are exercisable on or before April 16, 1999.

(8) 3,450 shares held by spouse; 6,150 shares and 125,625 options exercisable on or before April 16, 1999 transferred by Mr. Kreh held by children.

(9)  As trustee.

(10) Includes 172,500 shares subject to options to purchase shares of Company common stock that are exercisable on or before April 16, 1999.

(11) Includes 1,935,300 shares subject to options to purchase shares of Company common stock that are exercisable on or before April 16, 1999. Assuming the exercise of all such options, the percentage of Company common stock owned by directors and executive officers as a group would be 7.15% of the Company common stock outstanding.


Section 16(a) Beneficial Ownership Reporting Compliance

        Ownership of and transactions in Company stock by executive officers and directors of the Company are required to be reported to the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934. To the Company's knowledge, based solely on a review of the copies of reports that were furnished to the Company and written representations that no other reports were required, all required reports were made in a timely manner with respect to the fiscal year ended December 31, 1998.


HUMAN RESOURCES COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        Executive compensation programs for the Senior Vice Presidents and Chief Executive Officer of the Company (the "executives") are administered by the Human Resources Committee of the Board of Directors (the "Committee"). A nationally recognized compensation consultant reviews and analyzes the Company's executive compensation policies and practices in order to advise the Committee as more fully described below. The Committee believes that the structure of the Company's compensation programs provides a direct link between Company performance and executive compensation.

        Under the direction of the Committee, executive compensation programs are structured to provide performance-based incentives to achieve the Company's short and long-term goals, and to enable the Company to attract and retain key individuals. In 1998, the Committee determined competitive compensation levels and practices by reference to three comparator groups. The primary comparator group consisted of fifteen leading property/casualty insurance companies (including three of the eight insurance companies in the S&P 500 Property/Casualty Insurance Index used in the Performance Graph located on page
18) determined by the Committee to be highly representative of the executive labor markets within which the Company competes. The alternate comparator group, used by the Committee to provide additional perspective, consisted of twelve smaller property/casualty and specialty insurance companies (none of which are included in the S&P 500 Property/Casualty Insurance Index). The Committee also reviewed the compensation practices and mix of compensation components of the top companies on Fortune's list of most admired companies (none of which are included in the S&P 500 Property/Casualty Insurance Index). Compensation practices analyzed included the mix of compensation components, actual and targeted stock ownership levels and the design of short and long-term incentives. In assessing competitive compensation practices, the Committee believes that it is appropriate to review compensation practices at high-performing, well-run companies.

        Base salary and variable compensation paid under the Company's incentive plans (Short-Term and Long-Term Incentive Plans and the 1995 Stock Option Plan) in 1998 to executives as a group, and for Mr. Kreh individually, were below the median paid to executives by the companies in the primary comparator group according to information compiled by the Company's compensation consultant.

        Base salary adjustments are made for executives based upon an analysis of individual performance, changes in responsibilities, and comparative data for base salaries paid to executives with similar responsibilities in the primary comparator group. Annual salary adjustments for executives are recommended by the Chief Executive Officer and approved by the Human Resources Committee in its discretion. The Committee determines adjustments for the Chief Executive Officer in its discretion. For 1998, base salary adjustments for executives other than Mr. Kreh were made for competitive reasons based upon comparisons with the primary comparator group. Mr. Kreh received a 24% base salary increase based on the Committee's analysis of the comparative data for base salaries paid to executives with similar responsibilities in the primary comparator group.

        The Company's Short-Term Incentive Plan provides for annual incentive awards to officers of the Company, including the executives, and any other employees designated by the Committee, based upon the Company's attainment of certain results. Under the plan, at the beginning of each year, the Committee establishes target awards based on the Company achieving a certain level of Net Income Per Share ("formula awards"). Net income is defined as after-tax income per share, consolidating all subsidiaries, inclusive of realized capital gains and losses. The Committee has the authority to exercise discretion to reduce (but not increase) the final amount of any formula awards to the executives based on criteria such as individual and Company performance. Formula awards made to covered employees are designed to meet the requirements of Section 162(m) of the Internal Revenue Code regarding performance-based compensation and will therefore be deductible by the Company. The Committee also has the ability to make discretionary non-formula awards to participants under the plan that will not meet Section 162(m) requirements, in order for the Board to preserve flexibility to reward individuals for extraordinary achievements not contemplated at the time a schedule was established for formula awards. The maximum formula award payable under the plan to a participant for a plan year is $2 million. Payment of awards may be made in the form of stock (which may be restricted), stock units or cash.

        Awards made to executives under the plan for 1998, including Mr. Kreh's award of $630,000, were calculated under the formula established by the Committee based on net income per share achieved for 1998. Some individual awards, other than Mr. Kreh's, were reduced by the Committee based on an assessment of individual contributions to 1998 results. Shareholders approved revisions to the plan in 1998 as explained in more detail below.

        Long-term incentives are provided to executives through awards made under the Company's Long-Term Incentive Plan. Under the plan, the Committee establishes specific Performance Goals for each participant (or all participants as a group) at the beginning of each Performance Period based on one or more of the following Performance Measures: insurance combined ratio; expense ratio; net income per share; return on equity; total shareholder return; return on assets; revenues; operating margin; increase in book value; and market share. Performance Periods are defined as periods of three consecutive years beginning each January 1 or such other period as the Committee may specify. For each Performance Goal, an award schedule of Performance Contingent Units is established for minimum, target and maximum attainment of such goal, based on a percentage of a participant's base salary rate at the beginning of the period (adjusted for any promotional increases during the Performance Period) divided by the average of the high and low trading prices of Company common stock on the first trading date of the Performance Period.

        The actual Performance Contingent Award to be paid to a participant under the schedule described above at the conclusion of the Performance Period is based on the level of attainment of the Performance Goals established for such period. If the minimum level of achievement is not reached for any of the Performance Goals, no Performance Contingent Award is payable. The maximum amount payable to a participant with respect to Performance Contingent Awards for a Performance Period is $2 million. Performance Contingent Awards are prorated for actual length of service as an eligible executive during the Performance Period. Any payments are made in cash or in shares of Company common stock (which may be restricted shares), as determined by the Committee. At the discretion of the Committee, dividend equivalents may be paid in conjunction with award payouts made under the plan, equal to the amount of cash dividends that would have been paid during the Performance Period with respect to an award of Performance Contingent Units if the award had been made in Company common stock. Performance Contingent Awards made pursuant to the schedule described above are designed to meet the requirements of Section 162(m) of the Internal Revenue Code regarding performance-based compensation. The Committee also has the ability to make discretionary awards to participants under the plan that do not meet 162(m) requirements, as the Board has determined that it is in the best interests of the Company to preserve flexibility to reward executives for achievements related to extraordinary events not contemplated at the time the schedule is established for Performance Contingent Awards.

        Shareholders approved revisions to the Long-Term Incentive Plan in 1998. Based on significant transactions entered into by the Company in 1997, including changes to its capital structure, the Board determined that previously established schedules for Performance Periods ending in 1998 and 1999 were no longer relevant or appropriate. In order to gradually phase in the new program, the revised plan, as approved by shareholders, was implemented with two shorter initial Performance Periods of one and two years for 1998 and 1998-1999.

        For the Performance Period ending in 1998, the Committee established specific Performance Goals at the beginning of the Performance Period based on the following Performance Measures: net income per share, insurance combined ratio and return on equity. For each Performance Goal, an award schedule of Performance Contingent Units was established for minimum, target and maximum attainment of such goals, based on a percentage of the participant's base salary rate at the beginning of the period (adjusted for any promotional increases during the period), divided by the average of the high and low trading prices of Company common stock on the first day of the Performance Period. For the Performance Period ending in

1998, the targets for net income per share, combined ratio and return on equity were exceeded. Awards made to executives under the plan for the Performance Period ending in 1998, including Mr. Kreh's award of 31,458 shares of restricted stock, were calculated under the award schedule established by the Committee based on these results.

        During 1998, the Committee determined it was appropriate to grant additional shares of restricted stock to executives outside of Company plans in recognition of extraordinary performance associated with the sale of the Company's interests in Radian International LLC and Industrial Risk Insurers. Mr. Kreh's award of 1,693 additional restricted shares as reflected in the Summary Compensation Table was based on these results.

        Shares of restricted stock awarded to executives as described above and shown in the Summary Compensation Table cannot be sold or transferred and will be forfeited if the executive leaves the Company within a period of five years for reasons other than death, disability, retirement, involuntary termination other than for cause, or resignation with the consent of the Human Resources Committee of the Board of Directors of the Company.

        During 1998, executive officers were eligible for awards under the Company's 1995 Stock Option Plan. Plan awards provide executives with long-term incentives and serve to further align executives' long-term interests with those of shareholders. Stock options are awarded based upon the market price of Company common stock on the date of the grant and provide a vehicle to reward executives only if the price of Company common stock increases above the grant price.

        Awards to be made to specific participants are determined by the Committee in its discretion. The Company's outside compensation consultant reviews each executive's award in comparison to awards made to individuals employed by companies in the primary comparator group and makes recommendations as to whether the awards made to Company executives should be adjusted. Several factors were considered in determining the size of stock option grants to executive officers in 1998, including competitive practices at companies in the primary comparator group, the Committee's perception of the recipient's ability to affect the results of the Company over time and individual levels of responsibility. Awards made to executives in 1998, including Mr. Kreh's award of 150,000 stock options, were determined by the Committee in its discretion based on its evaluation of these criteria.

        The Committee and management have also agreed to the establishment of stock ownership guidelines for executives. Shares owned directly or beneficially, restricted shares and shares held in the Company's 401(k) and employee stock ownership plan accounts are counted for purposes of the guidelines, while unexercised stock options are not. Mr. Kreh has achieved his ownership goal of 45,000 shares. The goal for other executives is ownership of 9,000 shares within five years of their becoming executives of the Company. Seven executives have reached this goal and the others are expected to achieve it within the stated time frame.

        Under Section 162(m) of the Internal Revenue Code, publicly held corporations may not deduct certain types of compensation paid to the Chief Executive Officer and the next four most highly compensated individuals to the extent such compensation exceeds $1 million. Certain types of compensation are excluded from this limitation, including performance-based compensation paid under plans that are approved by shareholders and administered by outside directors.

        Compensation derived from the exercise of stock options under the Company's plans and awards made pursuant to objective formulas under the current provisions of the Long-Term and Short-Term Incentive Plans are exempt from the limit on the corporate tax deduction. The Long-Term and Short-Term Incentive Plans both provide the Committee with the ability to make discretionary awards which may not be deductible under Section 162(m), as the Board has determined that it is in the best interests of the Company to retain some flexibility for extraordinary situations. For 1998, a portion of Mr. Kreh's compensation was not deductible as a result of the award paid to him under the Short-Term Incentive Plan in 1998 for superior performance in 1997. (Shareholders approved amendments to the Short-Term Incentive Plan in 1998 and future formula awards under that plan will be deductible.)


                                Respectfully  submitted by the
                                Human  Resources Committee of the
                                Board of Directors of the Company



                                William B. Ellis (Chairman)
                                Colin G. Campbell
                                Henrietta H. Fore
                                   (a member of the Committee since July, 1998)
                                Simon W. Leathes
                                   (a member of the Committee until July, 1998)
                                Lois D. Rice

                      SUMMARY COMPENSATION TABLE

        The following table sets forth cash compensation for the five most highly compensated executive officers of the Company serving as executive officers on December 31, 1998 for services rendered in all capacities to the Company and its subsidiaries during the last three fiscal years.





                                        Annual Compensation                    Long-Term Compensation
                                        -------------------                    ----------------------
                                                                                      Awards
                                                                                      ------

                                                                                     Securities
                                                                      Restricted     Underlying   All Other
                                                                      Stock          Options      Compen-
Name and Principal Position       Year      Salary       Bonus        Award(s)(1)     (Number     sation(2)
                                                                                     of shares)
---------------------------       ----      ------       -----        -----------   ------------  --------

Gordon W. Kreh, Chairman,         1998      $710,385     $630,000     $1,244,339       150,000    $ 5,000
 President and Chief              1997      $568,654     $700,000     $  186,817       112,500    $ 4,750
 Executive Officer                1996      $527,692     $135,000     $  121,636       112,500    $ 4,750


Saul L. Basch, Senior             1998      $400,000     $240,000     $  428,014        52,500    $ 5,000
 Vice President, Treasurer        1997      $325,962     $330,000     $   62,272        30,000    $ 4,750
 and Chief Financial Officer      1996      $310,385     $ 60,000     $   22,539        30,000    $ 4,500


Michael L. Downs                  1998      $400,000     $160,000     $  608,373        67,500    $ 5,000
 Senior Vice President            1997      $325,962     $330,000     $   74,762        45,000    $ 4,750
                                  1996      $301,154     $ 30,000     $   47,313        45,000    $ 4,500


John J. Kelley                    1998      $400,000     $240,000     $  435,314        67,500    $ 5,000
 Senior Vice President            1997      $325,962     $310,000     $   76,098        45,000    $ 2,553
                                  1996      $302,692     $ 60,000     $   49,549        45,000    $ 2,250


Robert C. Walker, Senior          1998      $360,000     $215,000     $  392,134        52,500    $ 5,000
 Vice President and               1997      $283,039     $230,000     $   69,185        30,000    $ 4,750
 General Counsel                  1996      $267,308     $ 50,000     $   42,522        30,000    $ 4,500


(1) For 1998, represents Long-Term Incentive Plan awards paid out in shares of Restricted Stock for the Performance Period ending in 1998 plus discretionary restricted stock awards determined by the Committee outside of any Company plan. All such shares have a five-year vesting period as explained in more detail in the Human Resources Committee Report on Executive Compensation located on page 9. The value of the discretionary portion of the totals shown was as follows: Mr. Kreh, $98,088; Mr. Basch, $32,677; Mr. Downs, $213,036; Mr. Kelley, $39,977; and Mr. Walker, $36,327.
     (The award for Mr. Downs reflects in particular his contributions with respect to the Industrial Risk Insurers transaction.) The value of restricted stock shown in this column is calculated by multiplying the closing price of Company common stock on the date the restricted shares were granted by the number of shares awarded. Recipients are entitled to receive dividends on restricted stock to the extent paid on Company common stock generally. The total number of restricted shares held on 12/31/98 by each of the named executive officers, and the aggregate value of such shares, calculated by multiplying them by the closing price of Company common stock on such date is as follows: Mr. Kreh, 11,362 shares, $466,552 aggregate value; Mr. Basch, 3,195 shares, $131,195 aggregate value; Mr. Downs, 9,001 shares, $369,604 aggregate value; Mr. Kelley, 4,629 shares, $190,078 aggregate value; and Mr. Walker, 4,125 shares, $169,383 aggregate value. Additional information concerning Long-Term Incentive Plan awards is located in the table on page 15.

(2) For 1998, reflects Company contributions under the Company's Thrift Incentive Plan.

     STOCK OPTION AND LONG-TERM INCENTIVE PLAN TABLES

The  following  tables  show  information  with  respect  to stock  options  and
potential  awards  under  the  Company's   Long-Term   Incentive  Plan  for  the
individuals named in the Summary Compensation Table.


                            Option Grants in Last Fiscal Year (ended 12/31/98)


                                Individual Grants
                                -----------------

                                          Percent of
                           Number of      Total
                           Securities     Options
                           Underlying     Granted to      Exercise
                           Options        Employees       or Base        Expira-
Name                       Granted        in Fiscal       Price          tion           Grant Date
                             (1)          Year            ($/Share)      Date           Present Value (2)
----                       ----------     ----------      ---------      -------        -----------------


Gordon W. Kreh             150,000         18.42%         $42.02         2/23/2008      $844,500

Saul L. Basch              52,500           6.45%         $38.73         1/25/2008      $272,475

Michael L. Downs           67,500           8.29%         $38.73         1/25/2008      $350,325

John J. Kelley             67,500           8.29%         $38.73         1/25/2008      $350,325

Robert C. Walker           52,500           6.45%         $38.73         1/25/2008      $272,475


(1) Options granted are nonstatutory stock options. The exercise price of the option is equal to the fair market value of the stock on the date of the grant. Payment for the shares as to which an option is exercised may be made in cash or in shares of Company common stock or a combination of cash and stock. These options may not be exercised any earlier than one year or any later than ten years from the date of the grant. Participants will be permitted to satisfy any federal, state or local tax requirements due upon exercise of a stock option by delivering to the Company already-owned Company common stock or by directing the Company to retain stock otherwise issuable upon such exercise to the participant, having a fair market value equal to the amount of the tax. Options and stock appreciation rights will generally be nontransferrable during the lifetime of the participant, except that the Human Resources Committee may, in its discretion, grant nonqualified stock options that may be transferred pursuant to a qualified domestic relations order, or to an immediate family member or a trust for the benefit of an immediate family member.

(2) The estimated grant date present value shown was determined by using the Black-Scholes stock option pricing model. The model uses the following assumptions: (i) stock price volatility of 15.7%; (ii) dividend yield of 4.7%; (iii) a risk-free interest rate of 5.1%; and (iv) an option term of ten years. These figures are not intended to forecast possible future appreciation, if any, of the Company's stock price.

Aggregated Option Exercises in Last Fiscal Year (ended 12/31/98) and FY-End Option Values


                                               Number of
                                               Securities                Value of
                                               Underlying                Unexercised In-
                                               Unexercised               the-money
                 Shares                       Options at                Options at
                 Acquired on    Value        Fiscal Year-end           Fiscal Year-end
Name             Exercise       Realized           (#)                      ($)
                                                                        Exercisable/
                                                                        Unexercisable
                                             ---------------           ---------------
                    (#)         ($)           Exercisable/              Exercisable/
                                              Unexercisable             Unexercisable
                 -----------    ---------    ---------------            -------------


Gordon W. Kreh       0          $0            476,250(1)/150,000        $4,509,660/0
Saul L. Basch        0          $0            90,000/52,500             $811,353/$121,364
Michael L. Downs     0          $0            172,500/67,500            $1,778,691/$156,039
John J. Kelley       0          $0            201,300/67,500            $1,922,514/$156,039
Robert C. Walker     0          $0            120,000/52,500            $1,236,653/$121,364




(1) Of which 125,625 have been transferred to children.



   Long-Term Incentive Plan -- Awards in Last Fiscal Year (ended 12/31/98)(1)



                    Number of      Performance          Estimated Future Payouts under
                    Shares,        or Other             Non-stock Price-based Plans
                    Units or       Period until         ------------------------------
                    Other          Maturation or
Name                Rights         Payout             Threshold       Target    Maximum
----                ------         -------------      ---------       ------    -------


Gordon W. Kreh      (1)            1998-2000           11,371         18,951    37,902
Saul L. Basch       (1)            1998-2000            3,249          6,497    12,995
Michael L. Downs    (1)            1998-2000            3,249          6,497    12,995
John J. Kelley      (1)            1998-2000            3,249          6,497    12,995
Robert C. Walker    (1)            1998-2000            2,924          6,497    12,995


(1) This table reflects the schedule of awards established by the Human Resources Committee and represents the potential number of Performance Contingent Units that may be awarded to participants for the Performance Periods and levels of performance shown. The actual number of performance units awarded at the end of a Performance Period, if any, is not yet determinable because the number of units earned is based on Company performance during the Performance Period.

     Shareholders approved revisions to the Long-Term Incentive Plan in 1998. Based on significant transactions entered into by the Company in 1997, including changes to its capital structure, the Board determined that previously established schedules for Performance Periods ending in 1998 and 1999 were no longer relevant or appropriate. In order to gradually phase in the new program, the revised plan was implemented with two shorter initial Performance Periods ending in 1998 and 1999. Participants forfeited any right to awards determined under the schedules previously established for Performance Periods ending in 1998 and 1999.

     The schedule shown above is applicable to the Performance Period ending in 1999 as well.

     If threshold, target or maximum goals are reached, payouts of Performance Contingent Unit Awards under the plan will be made in shares of Company common stock (which may be restricted shares) or their corresponding cash value at the end of a Performance Period. Performance Contingent Unit Awards are prorated for length of service during a Performance Period, and for varying degrees of performance between the threshold and maximum levels of performance. (For the Performance Period that ended on December 31, 1998, payouts were made in shares of restricted stock as indicated in the Summary Compensation Table located on page 13).

Retirement Plans

The following table shows the estimated annual amounts payable on a life annuity basis to a participant retiring on 12/31/98 at age 65 under the Company's qualified defined benefit pension plan based on compensation that is covered under the plan and years of service with the Company. The table also includes amounts payable under nonqualified supplemental pension plans that provide benefits that would otherwise be denied participants by reason of certain
Internal Revenue Code limitations on qualified plan benefits. All of the executives named in the Summary Compensation Table participate in these plans. (A small portion of Mr. Kreh's annual retirement benefit shown in the table will be paid from The Boiler Inspection and Insurance Company of Canada's retirement plan based on Mr. Kreh's initial service and earnings with that affiliate.)





Final                                                 Years of Service
Average
Earnings            5         10         15        20           25         30            35
--------            -         --         --        --           --         --            --

  500,000         39,221     78,443   117,665    156,887     196,109     211,109      226,109

  600,000         47,221     94,443   141,665    188,887     236,109     254,109      272,109

  700,000         55,221    110,443   165,665    220,887     276,109     297,109      318,109

  800,000         63,221    126,443   189,665    252,887     316,109     340,109      364,109

  900,000         71,221    142,443   213,665    284,887     356,109     383,109      410,109

1,000,000         79,221    158,443   237,665    316,887     396,109     426,109      456,109

1,100,000         87,221    174,443   261,665    348,887     436,109     469,109      502,109

1,200,000         95,221    190,443   285,665    380,887     476,109     512,109      548,109

1,300,000        103,221    206,443   309,665    412,887     516,109     555,109      594,109

1,400,000        111,221    222,443   333,665    444,887     556,109     598,109      640,109

1,500,000        119,221    238,443   357,665    476,887     596,109     641,109      686,109

1,600,000        127,221    254,443   381,665    508,887     636,109     684,109      732,109

1,700,000        135,221    270,443   405,665    540,887     676,109     727,109      778,109

1,800,000        143,221    286,443   429,665    572,887     716,109     770,109      824,109

1,900,000        151,221    302,443   453,665    604,887     756,109     813,109      870,109

2,000,000        159,221    318,443   477,665    636,887     796,109     856,109      916,109


Benefits payable under the Company's Retirement Plan are based on the average of the participant's highest three consecutive years of earnings in the 5-year period before retirement, and on years of service. Earnings covered under the plan include compensation listed in the Summary Compensation Table under the "Salary" and "Bonus" columns, and restricted stock awarded under the Long-Term Incentive Plan shown in the "Restricted Stock Awards" column, valued as of the award date. (Restricted stock awarded outside of Company plans is not included as earnings under the plan.) Credited years of service as of December 31, 1998 for the individuals named in the Summary Compensation Table are as follows: Mr. Kreh, 28 years; Mr. Basch, three years; Mr. Downs, 26 years; Mr.
Kelley, 27 years; and Mr. Walker, five years.

        In addition, the executive officers named in the Summary Compensation Table are covered under a supplemental retirement/death benefit program. Under this program, if the executive officer should die prior to his retirement, his beneficiary will be entitled to an annual death benefit equal to 50% of the executive's base salary for fifteen years. At retirement, the executive is entitled to an annual retirement supplement equal to 35% of his base salary for fifteen years. An executive's right to this benefit vests over a five-year period, beginning on the date he is appointed an executive officer.

Employment Arrangements

        The members of the Board of Directors believe that it is in the best interests of the shareholders for the Company to have employment agreements with each of the executive officers named in the Summary Compensation Table (and certain other key employees) to (i) encourage them to remain in the Company's employ during the uncertain times which attend a threatened or actual change in control of the Company; and (ii) provide specified benefits in the event of certain terminations unrelated to a change in control event.

Under the terms of the agreements, generally, a change in control shall be deemed to have occurred if (i) any person acquires securities of the Company representing 25% or more of the Company's then outstanding securities; (ii) current directors and those replacement or additional members of the Board subsequently approved by a vote of at least two-thirds of the Board, cease to make up at least two-thirds of the Board; (iii) a merger or consolidation of the Company occurs such that the shareholders of the Company prior to such merger own less than 60% of the surviving corporation; or (iv) a complete liquidation or dissolution of the Company or disposition of all or substantially all of the assets of the Company occurs. A threatened change in control shall be deemed to have occurred if (i) the Company enters an agreement, which if consummated would result in a change in control; (ii) the Company or any person announces an intention to take actions which if consummated would constitute a change in control; (iii) any person acquires securities of the Company representing 10% or more of the Company's then outstanding securities; or (iv) the Board determines that a threatened change in control has occurred.

        Upon a change in control, the following will occur: (i) under the Company's Long-Term Incentive Plan, the fair market value of Performance Contingent Units allocated to the executive for each three-year Performance Period within which the date of the change in control falls, prorated for actual service within each Performance Period prior to such date, will be paid, and the restrictions on any shares of restricted stock awarded will lapse and any amounts deferred will be paid; (ii) under the Company's Short-Term Incentive Plan, an award will be paid calculated as though target performance were achieved for the year within which the change in control occurs; and (iii) under the Company's Stock Option Plan, all stock options outstanding on the date of the change in control will become immediately exercisable and the restrictions on any restricted stock previously awarded will lapse.

        If an executive's employment with the Company is terminated within the term of the agreement following a change in control or, under certain circumstances, a threatened change in control, other than for cause or resignation (other than for good reason, which means termination as a result of, among other things, the involuntary assignment of such executive to duties inconsistent with the executive's position prior to such event or a reduction of the executive's current compensation or benefits), the executive becomes entitled to the following: (i) three times the sum of the executive's base salary in effect at the time of such event and the three-year average of sums paid to the executive under the Company's Short-Term and Long-Term Incentive Plans; (ii) a fully vested supplemental retirement benefit, as described above under Retirement Plans; (iii) credit for an additional three years of service under the Company's retirement plans; (iv) three years of welfare benefits provided at the Company's then current subsidy rate; (v) reimbursement of any costs incurred by the executive to enforce the agreement; (vi) outplacement services; and (vii) payment to the executive equal to the amount of any excise tax imposed upon the executive with respect to the foregoing payments as a result of the occurrence of such event.

        The agreements also provide certain severance benefits in the event that the Company terminates the employment of the executive other than for cause or in connection with a change in control. In such event, the executive would be entitled to receive severance payments in installments over a period of two years equal to two times the executive's base salary, outplacement services and reimbursement of any costs incurred to enforce the agreement if the executive is successful in such effort.

        The Company has established a trust (which would be funded upon a threatened change in control) pursuant to which payments under these agreements and certain other benefit plans will be paid in the event of a threatened or actual change in control.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        There are none.

                          TRANSACTIONS WITH MANAGEMENT

        Fleet Financial Group, of which Mr. Alvord served during 1998 as a director, performed various services for the Company in 1998, among which were acting as the trustee for the Company's Retirement Plan and Employee Stock Ownership Plan. The Company and certain of its subsidiaries also maintained various accounts with Fleet Financial Group during 1998. In the opinion of the Company, the fees for these services were comparable to those charged by other financial institutions. The Company and its subsidiaries maintain banking relationships with various other financial institutions.

        The Company has invested $2 million as a limited partner in a private equity limited partnership which invests principally in targeted businesses in the financial services industry. Mr. Alvord is a major equity owner of the limited liability company which serves as the general partner of the partnership.

                                PERFORMANCE GRAPH

         The following line-graph compares cumulative, five-year total shareholder returns on Company common stock on an indexed basis with the S&P 500 Stock Index and the S&P 500 Property/Casualty Insurance Index, based on an initial investment on December 31, 1993 of $100, assuming that all dividends, if any, were reinvested.



Company/Index       1993          1994      1995       1996     1997      1998
--------------------------------------------------------------------------------
HSB GROUP, INC.     100          93.81     123.64     120.40   149.97    173.72
S&P 500             100         101.32     139.40     171.40   228.59    293.91
INSURANCE
 (PROPERTY-
 CASUALTY)-500      100         104.90     142.02     172.58   251.04    233.59

                                   PROPOSAL 2

                  PROPOSAL TO AMEND THE 1995 STOCK OPTION PLAN

         The Board of Directors believes that the Company's 1995 Stock Option Plan has been of substantial value in facilitating the efforts of the Company to attract and retain key employees of outstanding ability by providing them an opportunity to acquire a proprietary interest in the Company and giving them an additional incentive to remain with the Company and to use their best efforts on its behalf.

         The Board of Directors of the Company adopted, subject to shareholder approval, several amendments to the plan, including the following significant changes, to be effective January 1, 1999: an increase in the number of shares available for delivery under the plan to 4,200,000; a modification to the manner in which shares reserved under the plan are utilized for awards; a change to the eligibility provision of the plan to expand eligibility; and an increase in the per person annual grant limitation to 250,000.

         The plan currently provides that a maximum of 2,775,000 shares of Company common stock may be issued pursuant to grants made under the plan and that the plan will terminate on April 17, 2005. The Board of Directors believes that the grants made pursuant to the plan are an important component of the Company's overall compensation program and are necessary to attract and retain outstanding executives and other key individuals. On January 1, 1999, 589,172 shares remained available for future grants to be made pursuant to the plan. The Board granted options in January and February 1999, contingent upon obtaining shareholder approval for the increased amount of shares. The number of shares presently available for the grant of awards under the plan is insufficient for the number of awards the Board of Directors has approved for 1999 plus any awards to be made in the future. The Board therefore adopted, subject to the approval of the shareholders, an amendment to the plan that would increase the number of shares available for delivery under the plan to 4,200,000 and an amendment to modify the manner in which shares reserved under the plan are counted in order to maximize the number of shares available for awards under the plan. If the proposed amendment is approved, any shares tendered or withheld in satisfaction of tax withholding obligations, any shares forfeited, cancelled or expired in accordance with the terms of an award and any shares tendered in satisfaction of payment of an option exercise price will be available for issuance under the plan.

         The following is a summary of the material features of the amended 1995 Stock Option Plan. This summary is qualified in its entirety by reference to the complete text of the plan which has been filed electronically with the Securities and Exchange Commission as an appendix to this Proxy Statement. If approved by shareholders at the 1999 Annual Meeting, the amended 1995 Stock Option Plan will become effective as of January 1, 1999.

         The closing price of Company common stock on February 16, 1999 as reported in The Wall Street Journal was $35 15/16.

Material Features of the Plan

General

         Executive and middle management employees of the Company or its subsidiaries are currently eligible to participate in the plan. If the proposed amendment is approved, eligibility will be expanded to include all employees of the Company, consultants or other persons providing key services, and employees of entities that are at least fifty percent owned by the Company. The Board estimates that approximately two hundred persons currently participate in the plan. Participants are recommended by management. Under the plan, the Human Resources Committee of the Board of Directors, as plan administrator (the "Committee"), is authorized to grant incentive and nonstatutory stock options, stock appreciation rights in tandem with such options and restricted stock awards to eligible individuals.

         As approved by shareholders at the 1997 Annual Meeting, a maximum of 2,775,000 shares of Company common stock has been reserved for issuance under the plan. (If the proposed amendment is approved, the maximum number of shares reserved for issuance will be 4,200,000.) No single participant may currently be granted awards pursuant to the plan in excess of 150,000 shares of Company common stock in any calendar year. If the proposed amendment is approved, this limitation will be increased to 250,000. The plan permits adjustments, in the Board of Directors' discretion, in the number of shares of Company common stock authorized to be issued in the event of stock splits, stock dividends and other changes in the capitalization of the Company. The plan provides that preferred stock may be issued in lieu of common stock. The Company has no present intention to issue preferred stock pursuant to the plan. Shares of Company common stock issued under the plan may be newly issued or shares previously repurchased by the Company.

         The Committee is responsible for determining the type and particular provisions of awards for eligible employees and is responsible for interpreting the plan and for issuing such rules as are necessary for its administration. The Committee is composed of directors who are ineligible to participate in the plan.

         Under the terms of the plan, the Board of Directors is permitted to amend, suspend or discontinue the plan except that no amendment may be made without the approval of shareholders that increases the number of shares reserved for options and restricted stock awards under the plan, changes the class of persons eligible to participate, permits an option grant at a price less than fair market value or extends the term of the plan or the term during which an option may be granted or exercised.

Option Grants

         The plan provides that the option price of both incentive and nonstatutory stock option grants will not be less than the fair market value of Company common stock on the date an option is granted. The fair market value is defined as the average of the high and low prices per share of Company common stock as quoted by the New York Stock Exchange Composite Transaction Reporting System.

         The specific terms of an option grant to a plan participant are determined by the Committee. However, in no event may an option be exercised within one year of, or beyond ten years from, the date of the grant. In addition, no option or associated stock appreciation right may be exercised more than two years after termination of the participant's employment, if such termination occurred following the death, disability or retirement of the participant or a change in control of the Company, as such terms are defined in the plan. If termination of employment occurs for any other reason (other than termination for cause) no option or associated stock appreciation right may be exercised more than three months following the date of termination. However, if the participant dies within this three-month period, the participant's beneficiary will be permitted to exercise the option or stock appreciation right within one year of the date of termination of employment. No option may be exercised by a participant or a beneficiary beyond the term specified in the option grant. Options and stock appreciation rights will generally be nontransferable during the lifetime of the participant, except that the Committee may, in its discretion, grant nonqualified stock options that may be transferred pursuant to a qualified domestic relations order, or to an immediate family member or a trust for the benefit of an immediate family member. Payment for the shares as to which an option is exercised will be made in cash, or if permitted by the Committee, in shares of Company common stock that have been held by the participant for at least six months, or a combination of cash and stock. The Committee may permit participants to satisfy, in whole or in part, any federal, state, or local tax requirements due upon exercise of a stock option by delivering to the Company already owned Company common stock or by directing the Company to retain stock otherwise issuable upon such exercise to the participant, having a fair market value equal to the amount of the tax.

         Under the terms of the plan, an option grant may, in the discretion of the Committee, also include a stock appreciation right which will entitle a participant to surrender the option, in whole or in part, and receive in exchange an amount equal to the excess of the fair market value, on the date of surrender, of the shares covered by the option over the option price of such shares. This excess may be paid in shares of Company common stock, cash or a combination of both, at the discretion of the Committee.

Restricted Stock Awards

         A restricted stock award is an award of common shares that may not be sold, assigned, transferred, or otherwise encumbered, except by will or the laws of descent and distribution, for a period (the "restricted period") of five years, or such shorter period as the Committee shall determine, from the date on which the award is granted. The Committee may provide that the foregoing restrictions shall lapse with respect to specified percentages of the awarded shares on successive anniversaries of the date of the award. In addition, the Committee has the authority to cancel all or any portion of any outstanding restrictions prior to the expiration of the restricted period.

         During the restricted period, the participant is the registered owner of the shares and is entitled to receive dividends with respect to such stock and to vote such shares, but participants do not receive stock certificates. If during the restricted period the participant's continuous employment terminates for any reason (other than by reason of death, disability, retirement or pursuant to a change in control as such terms are defined under the plan), any shares remaining subject to restrictions are forfeited by the participant and transferred at no cost to the Company, provided however, that as noted above, the Committee has the authority to cancel any or all outstanding restrictions prior to the end of the restricted period, including cancellation of restrictions in connection with certain types of termination of employment. When the restricted period ends, the restrictions on shares lapse and stock certificates are delivered to the participant. The Committee may permit participants to satisfy, in whole or in part, any federal, state, or local tax requirements due upon the lapse of such restrictions by delivering already-owned Company common stock or by directing the Company to retain Company common stock otherwise issuable to the participant upon the lapse of such restrictions, having a fair market value equal to the amount of the tax.

Federal Income Tax Consequences

         A participant is not taxed upon the grant of a Nonstatutory Stock Option (NSO). Upon the exercise of an NSO, the participant is taxed at ordinary income rates on the difference between the fair market value of the shares on the date of exercise and the option price. The Company is entitled to a tax deduction equal in amount to ordinary income recognized by the participant. The participant's basis in the Company common stock acquired upon exercise of an NSO is equal to the option price plus the amount of ordinary income recognized.

         A participant does not recognize any income for federal income tax purposes upon either the grant or timely exercise of an Incentive Stock Option
(ISO). However, the spread at exercise will constitute an item includible in alternative minimum taxable income, and thereby may subject the optionee to the alternative minimum tax.

         If the participant holds the shares purchased through the exercise of the ISO for two years from the date of the grant of the option and one year from the exercise date, the participant will be eligible for long-term capital gains treatment on the sale of the shares equal to the difference between the amount realized on the sale and the option price. The Company is not entitled to a tax deduction in this event. If the participant disposes of the shares within two years from the date of the grant or within one year from the exercise date (a "disqualifying disposition"), the participant will be subject to ordinary income tax treatment on the difference between the option price and the lesser of the fair market value of the shares on the date of exercise or the amount realized on disposition. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the participant.

         The Committee may, in its discretion permit a participant to deliver previously acquired shares in payment for the option price of an NSO or ISO. If the participant uses shares of Company common stock to pay the option price of an NSO, gain or loss is not recognized on the exchange to the extent that the number of shares received does not exceed the number turned in as payment. The shares received in the exchange have the same basis and holding periods as the shares used for payment. Any additional shares received upon the exercise of an NSO have a tax basis equal to the amount of ordinary income realized by the participant and holding period beginning on the date of exercise.

         If the participant uses shares of Company common stock to pay the option price of an ISO, gain or loss is not generally recognized on the exchange. The equivalent number of shares received in exchange for the shares turned in have the basis and holding period of the shares turned in for capital gain or loss purposes. Any additional shares received have a zero basis with a holding period beginning on the exercise date. However, if Company common stock acquired upon a prior exercise of an ISO is transferred in payment for subsequent exercise of an ISO or NSO, before the requisite holding periods for the surrendered shares have been met, the optionee will recognize ordinary income on the gain resulting from the disposition of such shares. "Gain" for this purpose is defined as the lesser of i) the difference between the fair market value of the stock on the date of exercise of the first option and the option price of the first option, or ii) the difference between the fair market value of the stock on the date of exercise of the second option and the option price of the first option.

         Upon the exercise of a Stock Appreciation Right (SAR) a participant will be subject to ordinary income tax treatment on the cash plus the fair market value of shares of Company common stock received. The Company will be entitled to a tax deduction in the same amount as the ordinary income realized by the participant. A participant's basis in any stock acquired upon the exercise of an SAR is equal to the amount of ordinary income recognized excluding any cash received.

         In the case of a restricted stock award, a participant is not taxed upon the grant of any such award, but rather, the participant realizes ordinary income in an amount equal to the fair market value of Company common stock at the time the shares are no longer subject to a substantial risk of forfeiture (as defined in the Internal Revenue Code). The Company is entitled to a deduction at the time and in the amount that the participant realizes ordinary income, unless such amount exceeds the limit on compensation payable to executives pursuant to Section 162(m) of the Code. A participant may elect under
Section 83(b) of the Code (not later than 30 days after acquiring such restricted shares) to realize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such shares are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse. However, if shares in respect of which such election was made are later forfeited, no tax deduction is allowable to the participant for the forfeited shares, and the Company will be deemed to realize ordinary income equal to the amount of the deduction allowed to the Company at the time of the election in respect of such forfeited shares.

New Plan Benefits

         If the proposed amendment is approved, options awarded in January and February 1999 that are contingent upon shareholder approval will be awarded as indicated in the following table. It cannot be determined at this time what benefits or amounts, if any, will be received by or allocated to any person or group of persons under the plan in the future if the amendment is adopted because such awards are made at the discretion of the Human Resources Committee of the Board.

Name and Position                                 Number of units
-----------------                                 ---------------
Gordon W. Kreh, Chairman, President
  and Chief Executive Officer                         60,000
Saul L. Basch, Senior Vice President,
  Treasurer and Chief Financial Officer               27,000
Michael L. Downs, Senior Vice President               27,000
John J. Kelley, Senior Vice President                 27,000
Robert C. Walker, Senior Vice President
  and General Counsel                                 21,000
All Current Executive Officers as a Group            246,000
Non-Executive Officer Director Group                       0
Non-Executive Officer Employee Group                  98,800

Shareholder Vote Required for Approval

         Approval of Proposal 2 requires that the number of votes cast in favor of the proposal exceed the number of votes cast opposing the proposal. The Board of Directors unanimously recommends a vote FOR Proposal 2.

                                   PROPOSAL 3

                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors recommends that the firm of PricewaterhouseCoopers L.L.P. be appointed as independent public accountants for the Company for the year ending December 31, 1999. Coopers & Lybrand (the predecessor of PricewaterhouseCoopers) has served as the Company's independent public accountants since 1965.

        Representatives of PricewaterhouseCoopers will be present at the meeting to make a statement if they wish to do so, and will be available to respond to appropriate questions raised by shareholders.

        Unless otherwise directed, the shares represented by the enclosed proxy card will be voted for the appointment of PricewaterhouseCoopers as independent public accountants for 1999. Approval of Proposal 3 requires that the number of votes cast in favor of the proposal exceed the number of votes cast opposing the proposal.

        The Board of Directors unanimously recommends a vote FOR Proposal 3.


                       DEADLINES FOR SHAREHOLDER PROPOSALS

        Shareholders who wish to submit written proposals for possible inclusion in next year's proxy statement must make certain that they are received no later than November 5, 1999. Proposals should be sent to the Corporate Secretary, HSB Group, Inc., One State Street, P.O. Box 5024, Hartford, Connecticut 06102-5024. If the Company receives notice of a shareholder proposal for the 1999 Annual Meeting after February 20, 1999, the persons named in the proxies solicited by the Board of Directors of the Company for the 1999 Annual Meeting may exercise discretionary voting power with respect to such proposal.

                    OTHER BUSINESS TO COME BEFORE THE MEETING

        The management does not know of any matters to be presented for consideration at the meeting other than the matters described in the Notice of Annual Meeting; but if other matters are properly presented, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their judgment. Shareholders desiring to nominate persons for election as directors or to bring other business before shareholders at an annual meeting must provide the appropriate written notice required by the Company's Bylaws, copies of which are available upon request to the Corporate Secretary of the Company.

                        ADDITIONAL INFORMATION AVAILABLE

        THE COMPANY FILES AN ANNUAL REPORT ON FORM 10-K WITH THE SECURITIES AND EXCHANGE COMMISSION. SHAREHOLDERS MAY RECEIVE A COPY OF THE 10-K BY SENDING A WRITTEN REQUEST TO THE OFFICE OF THE TREASURER, HSB GROUP, INC., ONE STATE STREET, P.O. BOX 5024, HARTFORD, CONNECTICUT 06102-5024.

                      By Order of the Board of Directors,


                      R. K. PRICE
                      Corporate Secretary


     Printed on recycled paper                                  750-PS-99

                                                                 Appendix A

                                                    As amended and restated
                                                      effective 4/20/99

                                 HSB GROUP, INC.
                             ---------------------
                             1995 STOCK OPTION PLAN
                             ----------------------


                 ARTICLE I - PLAN ADMINISTRATION AND ELIGIBILITY

1.1      Purpose of Plan
         ---------------

         The purpose of the 1995 Stock Option Plan is to attract and retain persons eligible to participate in the Plan and to motivate such individuals to exert their best efforts to contribute to the long-term growth of the Company by encouraging ownership in the Company. The Plan is further designed to promote a closer identity of interest between Participants and the Company's shareholders.

1.2      Definitions
         -----------

          (a) "Appreciation" shall mean the excess of the Fair Market Value of a share over the specified option price per share multiplied by the number of shares subject to the option or portion thereof which is surrendered.

          (b) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

          (c) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

          (d) "Beneficiary" shall mean the legal representative of the estate of a deceased Optionee or the person or persons who shall acquire the right to exercise an option or Stock Appreciation Right by bequest or inheritance or by reason of the death of the Optionee. In the case where a Participant's right to shares of Restricted Stock vest as provided in Section 2.5(d) on or prior to the Participant's date of death, the term "Beneficiary" shall also mean the legal representative of the estate of the Participant or the person or persons who shall acquire the right to such vested shares of Stock by bequest or inheritance or by reason of the death of such Participant.

          (e)  "Board" shall mean the Board of Directors of the Company.

          (f) "Change in Control" shall be deemed to have occurred if the events set forth in any one of the following paragraphs shall have occurred:

               (I) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates)
               representing 25% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (III) below; or

               (II) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on December 23, 1996, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on December 23, 1996 or whose appointment, election or nomination for election was previously so approved or recommended; or

               (III) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or
               (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates)
               representing 25% or more of the combined voting power of the Company's then outstanding securities; or

               (IV) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

               Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the
               Company immediately prior to such transaction or series of transactions continue to have substantially the same
               proportionate   ownership   in  an  entity   which  owns  all  or
               substantially all of the assets of the Company immediately following such transaction or series of transactions.

          (g)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (h)  "Committee" shall mean the Human Resources Committee of the Board
               or  any  future  committee  of  the  Board   performing   similar
               functions.

          (i) "Company" shall mean HSB Group,Inc. and, except in determining under Section 1.2(f) hereof whether or not any Change in Control of the Company has occurred, shall include any successor to its business and/or assets which assumes this Plan by operation of law, or otherwise.

          (j) "Disability" shall mean any condition which meets the definition of Long-Term Disability under the Company's Long-Term Disability Plan.

          (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (l) "Fair Market Value" shall mean the average of the high and low prices per share of the Company's Stock as reported by the New York Stock Exchange Composite Transaction Reporting System (NYSE) on the date for which the Fair Market Value is being determined, or if no quotations are available for the Company's Stock, for the next preceding date for which such a quotation is available. If shares of Company Stock are not then listed on the NYSE, Fair Market Value shall be reasonably determined by the Committee, in its sole discretion.

          (m)  "Incentive  Stock  Option"  shall  mean an  option  described  in
               Section 422 of the Code.

          (n) "Nonstatutory Stock Option" shall mean an option which does not qualify as an Incentive Stock Option under Section 422 of the Code.

          (o) "Optionee" shall mean an individual to whom an option is granted under the Plan.

          (p) "Participant" shall mean an individual to whom an option is granted or to whom Restricted Stock is awarded under the Plan.

          (q) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or
               (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

          (r) "Plan" shall mean the HSB Group, Inc. 1995 Stock Option Plan, as amended.

          (s) "Related Company" shall mean any corporation, partnership, joint venture or other entity during any period in which at least a fifty percent voting or profits interest is owned, directly or indirectly, by the Company.

          (t) "Restricted Stock" shall mean one or more shares of Stock awarded to an eligible Participant under Section 2.5 of the Plan and subject to the terms and conditions set forth in Section 2.5.

          (u) "Retirement" shall mean the termination of employment under circumstances which entitle an employee to receive retirement benefits under the Company's Employees' Retirement Plan.

          (v)  "Stock" shall mean the Common Stock of the Company.

          (w) "Stock Appreciation Right" shall mean a right to surrender to the Company all or any portion of an option and, as determined by the Committee, to receive in exchange therefor cash or whole shares of Stock (valued at current Fair Market Value) or a combination thereof having an aggregate value equal to the excess of the current Fair Market Value of one (1) share over the option price of one (1) share specified in such option grant multiplied by the number of shares subject to such option or the portion thereof which is surrendered.


1.3  Administration
     --------------

     The Plan shall be administered by the Committee as defined herein. No member of the Committee shall be eligible to be granted an award under the Plan. Each member of the Committee shall be a "disinterested director" within the meaning of Rule 16b-3 of the General Rules and Regulations promulgated under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code. The Committee shall have the responsibility of interpreting the Plan and establishing and amending such rules and regulations necessary or appropriate for the administration of the Plan or for the continued qualification of any Incentive Stock Options granted hereunder. In addition, the Committee shall have the authority to designate the individuals who shall be granted options and awarded Restricted Stock under the Plan and the amount and nature of the options, related rights and awards to be granted to each such individual. All interpretations of the Plan or of any options, related rights or awards issued under it made by the Committee shall be final and binding upon all persons having an interest in the Plan. No member of the Committee shall be liable for any action or determination taken or made in good faith with respect to this Plan or any option granted hereunder.

1.4  Eligibility
     -----------

     All employees of the Company or a Related Employer and any consultant or other person providing key services to the Company or a Related Employer shall be eligible to receive grants of stock options and awards of Restricted Stock under the Plan.


1.5  Stock Subject to the Plan
     -------------------------

     (a) The maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to the sum of (i) 4,200,000 shares of Stock; and (ii) any shares of Stock that are represented by awards granted under the Company's 1985 Stock Option Plan which are forfeited, expire or are canceled without delivery of shares of Stock or which result in the forfeiture of shares of Stock back to the Company. Preferred Stock may be used in lieu of grants of Stock under the Plan subject to further authorization of the Board of the Company. Notwithstanding the foregoing, in no event shall the Committee grant any Participant Incentive Stock Options, Nonstatutory Options, Nonstatutory Stock Options, Stock Appreciation Rights or Restricted Stock in any single calendar year for more than 250,000 shares of Stock. The limitation on the number of shares which may be delivered under the Plan or granted to an individual Participant shall be subject to adjustment under
          Section 3.2 of this Plan.

     (b) Any shares of Stock granted under the Plan that are forfeited back to the Company because of the failure to meet an award contingency or condition shall again be available for delivery pursuant to new awards granted under the Plan. To the extent any shares of Stock covered by an award are not delivered to a Participant because the award is forfeited, canceled or expired, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

     (c) If the exercise price of any stock option granted under the Plan or the Company's 1985 Stock Option Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

     (d) Upon the exercise of an option or a Stock Appreciation Right, or payment of a Restricted Stock award, the Company may distribute newly issued shares or shares previously repurchased on behalf of the Company through a broker or other independent agent designated by the Committee. Such repurchases shall be subject to such rules and procedures as the Committee may establish hereunder and shall be consistent with such conditions as may be prescribed from time to time by law or by the Securities and Exchange Commission ("SEC") in any rule or regulation or in any exemptive order or no-action letter issued by the SEC to the Company or the broker with respect to the making of such purchase or otherwise.

ARTICLE II - OPTIONS, STOCK APPRECIATION RIGHTS AND RESTRICTED STOCK

2.1  Granting of Options
     -------------------

     The Committee may grant Incentive Stock Options (ISOs), Nonstatutory Stock Options or any combination thereof, provided that the aggregate Fair Market Value (determined at the time the option is granted) of the shares of Stock with respect to which ISOs are exercisable for the first time by an individual during any calendar year (under this Plan and any other option plan of the Company) shall not exceed $100,000. No such maximum limitation shall apply to Nonstatutory Stock Options.


2.2  Terms and Conditions of Options
     -------------------------------

     Each option granted under the Plan shall be authorized by the Committee and shall be evidenced by an instrument delivered to the Participant, in a form approved by the Committee, containing the following terms and conditions and such other terms and conditions as the Committee may deem appropriate.

     (a)  Option Term - Each option shall  specify the term for which the option
          -----------
          thereunder is granted and shall provide that the option shall expire at the end of such term. In no event shall any option be exercisable any earlier than one year after the date of such grant. The Committee shall have authority to grant options exercisable in cumulative or non-cumulative installments. No option shall be exercisable after the expiration of ten years from the date upon which such option is granted. Notwithstanding anything to the contrary contained herein, in the event of a Change in Control, all outstanding options shall immediately become exercisable.

     (b)  Option Price - The option price per share shall be  determined  by the
          ------------
          Committee at the time an option is granted, and shall not be less than the Fair Market Value of one share of Stock on the date the option is granted.

     (c)  Exercise of Option -
          ------------------

          (1) Options may be exercised only by proper written notice to the Company or its duly authorized agent accompanied by the proper amount of payment for the shares, as provided under Section 2.2(d) hereunder.

          (2) The Committee may postpone any exercise of an option or a Stock Appreciation Right or the delivery of Stock following the lapse of certain restrictions with respect to awards of Restricted Stock for such time as the Committee in its discretion may deem necessary, in order to permit the Company with reasonable diligence (i) to effect or maintain registration of the Plan or the shares issuable upon the exercise of the option or the Stock Appreciation Right or the lapse of certain restrictions respecting awards of Restricted Stock under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction, or (ii) to determine that such shares and Plan are exempt from such registration; the Company shall not be obligated by virtue of any option or any provision of the Plan to recognize the exercise of an option or the exercise of a Stock Appreciation Right or the lapse of certain restrictions respecting awards of Restricted Stock to sell or issue shares in violation of said Act or of the law of the government having jurisdiction thereof. Any such postponement shall not extend the term of an option; neither the Company nor its directors or officers shall have any obligation or liability to the Optionee of an option or Stock Appreciation Right, or to the Optionee's Beneficiary with respect to any shares as to which the option or Stock Appreciation Right shall lapse because of such postponement.

          (3) To the extent an option is not exercised for the total number of shares with respect to which such options become exercisable, the number of unexercised shares shall accumulate and the option shall be exercisable, to such extent, at any time thereafter, but in no event later than ten years from the date the option was granted or after the expiration of such shorter period (if any) which the Committee may have established with respect to such option pursuant to Subsection (a) of this Section 2.2.

     (d)  Payment of Purchase Upon Exercise - Payment for the shares as to which
          ---------------------------------
          an option is exercised shall be made in one of the following ways:

          (1) payment in cash or if permitted by the Committee, by tendering shares of Stock of the Company (by either actual delivery of shares or by attestation, with such shares valued at Fair Market Value as of the day of exercise) held by the purchaser for at least six months; or in any combination thereof, as determined by the Committee; or

          (2) if permitted by the Committee, a Participant may elect to authorize a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the option and remit to the Company a sufficient portion of the sales proceeds to pay the entire exercise price and any tax withholding resulting from such exercise.

     (e)  Nontransferability  - No  option  granted  under  the  Plan  shall  be
          ------------------
          transferable other than by will or by the laws of descent and distribution subject to Section 2.4 hereunder, unless the Committee shall permit (on such terms and conditions as it shall establish) such option to be transferred to a member of the Participant's immediate family or to a trust or similar vehicle for the benefit of such immediate family members, or to an "alternate participant" pursuant to a Qualified Domestic Relations Order as defined in the Code. During the lifetime of an Optionee, an option shall be exercisable only by such Optionee, or if applicable, a transferee. For purposes of Section
          2.4 hereunder, a transferred option may be exercised by the transferee to the extent that the Participant would have been entitled had the option not been transferred.

     (f)  Laws and Regulations - The Committee shall have the right to condition
          --------------------
          any issuance of shares to any Optionee or Participant hereunder upon such Optionee's or Participant's undertaking in writing to comply with such restrictions on the subsequent disposition of such shares as the Committee shall deem necessary or advisable as a result of any applicable law or regulation. In the case of Stock issued or cash paid upon exercise of options or associated Stock Appreciation Rights, or the lapse of restrictions with respect to Restricted Stock awarded to a Participant under the Plan, the Optionee, Participant or other person receiving such Stock or cash shall be required to pay to the Company or Related Company the amount of any taxes which the Company or Related Company is required to withhold with respect to such Stock or cash. The Company or Related Company may, in its sole discretion, permit an Optionee or Participant or other person receiving such Stock or cash to satisfy any Federal, state or local (if any) tax withholding requirements, in whole or in part by (i) delivering to the Company or Related Company shares of Stock held by such Optionee, Participant or other person having a Fair Market Value equal to the amount of the tax or (ii) directing the Company or Related Company to retain Stock otherwise issuable to the Optionee, Participant or other person under the Plan having a Fair Market Value equal to the amount of the tax. If Stock is used to satisfy tax withholding, such Stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

     (g)  Modification - The Committee  shall have authority to modify an option
          ------------
          without the consent of the Optionee, provided that such modification does not affect the exercise price or otherwise materially diminish the value of such option to the Optionee, and provided further, that except in connection with an amendment to the Plan, the Committee shall not have authority to make any modification to any particular option that materially increases the value of the option to the Optionee.

2.3  Stock Appreciation Rights
     -------------------------

     (a) The Committee may, but shall not be required to, grant a Stock Appreciation Right to the Optionee either at the time an option is granted or by amending the option at any time during the term of such option. A Stock Appreciation Right shall be exercisable only during the term of the option with which it is associated. The Stock Appreciation Right shall be an integral part of the option with which it is associated and shall have no existence apart therefrom. The conditions and limitations of the Stock Appreciation Right shall be determined by the Committee and shall be set forth in the option or amendment thereto. An amendment granting a Stock Appreciation Right shall not be deemed to be a grant of a new option for purposes of the Plan.

     (b)  A Stock Appreciation Right may be exercised by:

          (1) filing with the Secretary of the Company a written election, which election shall be delivered by the Secretary to the Committee specifying:

               (i)  the option or portion  thereof to be  surrendered;  and
               (ii) the  percentage  of  the  Appreciation  which  the  Optionee desires to receive in cash, if any; and

          (2) surrendering such option for cancellation or partial cancellation, as the case may be, provided, however, that any election to receive any portion of the Appreciation in cash shall be of no force or effect unless and until the Committee shall have consented to such election.

     (c) No election to receive any portion of the Appreciation in cash shall be filed with the Secretary and no Stock Appreciation Right shall be exercised to receive any cash unless such election and exercise shall occur during the period (hereinafter referred to as the "Cash Window Period") beginning on the third business day following the date of release for publication by the Company of a regular quarterly or annual statement of sales and earnings and ending on the twelfth business day following such date. The Committee may consent to the election of a holder to receive any portion of the Appreciation in cash at any time after such election has been made. If such election is consented to, the Stock Appreciation Right shall be deemed to have been exercised during the Cash Window Period in which, or next occurring after which, the Optionee completed all acts required of such Optionee under the preceding paragraphs to exercise the Stock Appreciation Right. Any Stock Appreciation Right exercised during said Cash Window Period shall be valued and deemed exercised as of the date during such Cash Window Period when the average of the high and low prices for the shares of Stock as reported by the NYSE is the highest.

2.4  Exercise of Option or Stock  Appreciation Right in the Event of Termination
     ---------------------------------------------------------------------------
     of Employment or Death
     ----------------------

     (a) Options and associated Stock Appreciation Rights shall terminate immediately upon the termination of the Optionee's employment (or cessation of the provision of services) with the Company or a Related Company unless the written option instrument of such Optionee provides otherwise. The conditions established by the Committee in the instrument for exercising options and Stock Appreciation Rights following termination of employment (or cessation of the provision of services) are limited by the following restrictions.

          (1) If termination of employment (or cessation of the provision of services) is by reason of the death of the Optionee, no exercise by the Optionee's Beneficiary may occur more than two years after the Optionee's death.

          (2) If termination of employment (or cessation of the provision of services) is the result of Disability or Retirement, no exercise by the Optionee or his Beneficiary may occur more than two years following such termination of employment (or cessation of the provision of services).

          (3) If termination of employment (or cessation of the provision of services) is for a reason other than death, Disability, Retirement or "involuntary termination for cause", no exercise by the Optionee may occur more than three months following such termination of employment (or cessation of the provision of services). As used herein "involuntary termination for cause" shall mean termination of employment (or cessation of the provision of services) by reason of the Optionee's commission of a felony, fraud or willful misconduct which has resulted, or is likely to result, in substantial and material damage to the Company or a Related Company. Whether an involuntary termination is for "cause" will be determined in the sole discretion of the Committee.

     (b) If the Optionee should die after termination of employment (or cessation of provision of services), such termination (or cessation of provision of services) being for a reason other than Disability, Retirement or involuntary termination for cause, but while the option is still exercisable, the option or associated Stock Appreciation Right, if any, may be exercised by the Beneficiary of the Optionee no later than one year from the date of termination of employment (or cessation of provision of services) of the Optionee.

     (c) Under no circumstances may an option or Stock Appreciation Right be exercised by an Optionee or Beneficiary after the expiration of the term specified for the option.

2.5  Awarding of Restricted Stock
     ----------------------------

     (a) The Committee shall from time to time in its absolute discretion select the Participants to whom awards of Restricted Stock shall be granted and the number of shares subject to such awards. Each award of Restricted Stock under the Plan shall be evidenced by an instrument delivered to the Participant in such form as the Committee shall prescribe from time to time in accordance with the Plan. The Restricted Stock subject to such award shall be registered in the name of the Participant and held in escrow by the Committee during the Restricted Period (as defined herein).

     (b) Upon the award to a Participant of shares of Restricted Stock pursuant to Section 2.5(a), the Participant shall, subject to Subsection (c) of this Section 2.5, possess all incidents of ownership of such shares, including the right to receive dividends with respect to such shares and to vote such shares.

     (c) Shares of Restricted Stock awarded to a Participant may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, for a period of five years, or such shorter period as the Committee shall determine, from the date on which the award is granted (the
          "Restricted Period"). The Committee may also impose such other restrictions and conditions on the shares as it deems appropriate and any attempt to dispose of any such shares of Restricted Stock in contravention of such restrictions shall be null and void and without effect. In determining the Restricted Period of an award, the Committee may provide that the foregoing restrictions shall lapse with respect to specified percentages of the awarded shares on successive anniversaries of the date of such award. In no event shall the Restricted Period end with respect to awarded shares prior to the satisfaction by the Participant of any liability arising under Section 2.2(f).

     (d) The restrictions described in Section 2.5(c) shall lapse upon the completion of the Restricted Period with respect to specific shares of Restricted Stock and the Participant's right to such shares shall vest on such date or, if earlier, on the date of the Participant's termination of employment (or cessation of the provision of services) on account of the death, Disability or Retirement of the Participant. The Company shall deliver to the Participant, or the Beneficiary of such Participant, if applicable, within 30 days of the termination of the Restricted Period, the number of shares of Stock that were awarded to the Participant as Restricted Stock and with respect to which the restrictions imposed under Section 2.5(c) have lapsed, less any stock returned by the Company to satisfy tax withholding pursuant to Section 2.2(f), if applicable.

     (e) Except as provided in Sections 2.5(d) and (f), if the Participant's continuous employment (or other provision of services) with the Company or a Related Employer shall terminate for any reason prior to the expiration of the Restricted Period of an award, any shares remaining subject to restrictions shall thereupon be forfeited by the Participant and transferred to, and reacquired by, the Company at no cost to the Company.

     (f) The Committee shall have the authority (and the instrument evidencing an award of Restricted Stock may so provide) to cancel all or any portion of any outstanding restrictions prior to the expiration of the Restricted Period with respect to any or all of the shares of Restricted Stock awarded to a Participant hereunder on such terms and conditions as the Committee may deem appropriate.

     (g) In the event of a Change in Control, all restrictions on any outstanding shares of Restricted Stock shall lapse as of the date of such Change in Control.

ARTICLE III - GENERAL PROVISIONS

3.1  Authority
     ---------

     Appropriate officers of the Company designated by the Committee are authorized to execute and deliver written instruments evidencing awards hereunder, and amendments thereto, in the name of the Company, as directed from time to time by the Committee.

3.2  Adjustments in the Event of Change in Common Stock of the Company
     -----------------------------------------------------------------

     In the event of any change in the Stock of the Company by reason of any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, or rights offering to purchase Stock at a price substantially below Fair Market Value, or of any similar change affecting the Stock, the number and kind of shares which thereafter may be obtained and sold under the Plan and the number and kind of shares subject to options in outstanding option instruments and the purchase price per share thereof and the number of shares of Restricted Stock awarded pursuant to Section 2.5(a) with respect to which all restrictions have not lapsed, shall be appropriately adjusted consistent with such change in such manner as the Board in its discretion may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan. Any fractional shares resulting from such adjustments shall be eliminated. However, without the consent of the Optionee, no adjustment shall be made in the terms of an ISO which would disqualify it from treatment under
     Section 421(a) of the Code or would be considered a modification, extension or renewal of an option under Section 425(h) of the Code.

3.3  Rights of Participants
     ----------------------

     The Plan and any option or award granted under the Plan shall not confer upon any Optionee or Participant any right with respect to continuance of employment (or other provision of services) by the Company or any Related Employer nor shall they interfere in any way with the right of the Company or Related Employer by which an Optionee or Participant is employed to terminate his employment (or other provision of services) at any time. The Company shall not be obligated to issue Stock pursuant to an option or an award of Restricted Stock for which the restrictions hereunder have lapsed if such issuance would constitute a violation of any applicable law. No Optionee shall have any rights as a shareholder with respect to any shares subject to option prior to the date of issuance to such Optionee of a certificate or certificates for such shares. Except as provided herein, no Participant shall have any rights as a shareholder with respect to any shares of Restricted Stock awarded to such Participant.

3.4  Amendment, Suspension and Discontinuance of the Plan
     ----------------------------------------------------

     The Board may from time to time amend, suspend or discontinue the Plan, provided that the Board may not, without shareholder approval, take any of the following actions unless such actions fall within the provisions of
     Section 3.2 herein:

     (a) increase the number of shares reserved for options pursuant to Section 1.5;

     (b) alter in any way the class of persons eligible to participate in the Plan;

     (c) permit the granting of any option at an option price less than that provided under Section 2.2(b) hereof; or

     (d) extend the term of the Plan or the term during which any option may be granted or exercised.

     No amendment, suspension or discontinuance of the Plan shall impair an Optionee's rights under an option previously granted to an Optionee without the Optionee's consent.

3.5  Governing Law
     -------------

     This Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Connecticut.

3.6  Effective Date of the Plan
     --------------------------

     The Plan shall be effective on April 18, 1995, subject to the requisite approval of shareholders. No option shall be granted pursuant to this Plan later than April 17, 2005, but options granted before such date may extend beyond it in accordance with their terms and the terms of the Plan.

EDGAR APPENDIX

The following is the text of the Company's 1999 form of proxy and memo to employees participating in Company plans:

                                     PROXY

                                HSB GROUP, INC.

       ONE STATE STREET, P.O. BOX 5024, HARTFORD, CONNECTICUT 06102-5024
                ANNUAL MEETING OF STOCKHOLDERS - APRIL 20, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Richard H. Booth, Colin G. Campbell and Simon W. Leathes each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of the Company held of record by the undersigned on February 16, 1999 at the Annual Meeting of Stockholders to be held on April 20, 1999 or any adjournment thereof, upon all matters properly coming before said Annual Meeting, including but not limited to the matters set forth on the reverse side, hereby revoking any proxy heretofore given.

  IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1,2, AND 3.

SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
   SIDE                                                              SIDE


Vote by Telephone

It's fast, convenient and immediate!
Call Toll-Free on a Touch-Tone Phone
1-877-PRX-VOTE (1-877-779-8683)

Follow these four easy steps:

1.  Read the accompanying Proxy Statement
    and Proxy Card.

2.  Call the toll-free number
    1-877-PRX-VOTE (1-877-779-8683)

3. Enter your 14-digit Control Number located on your Proxy Card above your name.

4.  Follow the recorded instructions.

Your vote is important!
Call 1-877-PRX-VOTE anytime!


Vote by Internet

It's fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:

1.  Read the accompanying Proxy Statement
    and Proxy Card.

2.  Go to the Website
    http://www.eproxyvote.com/hsb

3. Enter your 14-digit Control Number located on your Proxy Card above your name.

4.  Follow the instructions provided.

Your vote is important!
Go to http://www.eproxyvote.com/hsb anytime!

    Do not return your Proxy Card if you are voting by Telephone or Internet

                                  DETACH HERE

/X/ Please mark
    votes as in
    this example.

       The Board of Directors recommends a vote FOR proposals 1,2 and 3.

1.  Election of Directors

    Nominees:  (01) Joel B. Alvord, (02) Richard G. Dooley
               (03) Gordon W. Kreh, (04) Lois D. Rice

           FOR                         WITHHELD
           ALL     /  /          /  /  FROM ALL
         NOMINEES                      NOMINEES

/  / ______________________________________
     For all nominees except as noted above

2.  Approval of proposal to amend the     FOR   AGAINST   ABSTAIN
    1995 Stock Option Plan               /   /   /   /     /    /

3.  Appintment of independent public     FOR   AGAINST   ABSTAIN
    accountants.                        /   /   /   /     /    /


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT      /    /

MARK HERE IF YOU HAVE MADE COMMENTS               /     /


Please sign exactly as your name appears. If acting as attorney, executor, trustee or in other representative capacity, sign name and print title. Please date proxy and return in the enclosed post-paid return envelope.


Signature: _______________________  Date: ______________
Signature: _______________________  Date: ______________

To:  All Employees

From:  R. K. Price, Senior Vice President and Corporate Secretary

Date:  March 15, 1999


If you are a participant in any of the Company's stock plans (Payroll Investment Plan, Thrift Incentive Plan - HSB Stock Fund, the Long-Term Incentive Plan or the Stock Option and Restricted Stock Plan), you should receive proxy materials for this year's Annual Meeting to be held on April 20, 1999 through the U.S. mail shortly.

Annual reports and proxy materials were distributed beginning on March 5, 1999 via bulk mail in order to save on postage expenses. As many of you know, HSB has used bulk mail for several years for this reason, and, although cost effective, it can result in some delays in delivery.

If you hold shares registered other than in your name alone (e.g., jointly with another individual or as custodian for a minor's account) you may receive additional copies of the materials. You are encouraged to return any excess copies of the Annual Report to your department or Branch Office, and extra copies of the proxy statement to Jean Cohn, Law Department, Home Office.

Included with the proxy materials is a card upon which you may register your vote in connection with actions proposed to be taken at the Annual Meeting. This year, you may choose to vote your shares by telephone or the Internet by following the instructions for telephonic or Internet voting on your proxy card. The proxy card lists the number of shares allocated to your account under each of the plans in which you participate, as well as any shares you hold directly. The following abbreviations are used to identify your holdings:

COM - Shares held directly or through the Payroll Investment Plan

RST - Restricted Stock held in the Company's plans

401 - Shares allocated to your account under the Thrift Incentive Plan if you participate in the HSB Stock Fund

Whether you own one share or a thousand, it is very important that your shares be represented at the Annual Meeting. As a shareholder, you have the right and an obligation to have your vote count at the Annual Meeting. Please vote your shares by following the instructions on your proxy card.

If you do not receive your materials by April 9, 1999, or if you misplace your card, please contact Jean Cohn, Home Office, Ext. 5724.